Income Taxes	9 Months Ended
Sep. 30, 2013
Income Taxes

Note 7. Income Taxes

Income tax expense was as follows:

For the Nine Months Ended September 30, 2013
Income tax expense for the period	$3,932
Initial recording of deferred tax asset	(1,760)

Income tax expense, as reported	$2,172

Effective tax rate	12.3%

In connection with the initial public offering as discussed in Note 1, the Company terminated its S-Corporation status and became a taxable entity (C Corporation) on April 1, 2013. As such, any periods prior to April 1, 2013 will not reflect income tax expense. The reported income tax expense for the nine months ended September 30, 2013 reflects the initial recording of the deferred tax net asset of $1,760, which is the result of timing differences in the recognition of income/deductions for generally accepted accounting principles (GAAP) and tax purposes. The consolidated statements of income present pro forma results of operations for the current and prior year to date periods. Without the initial recording of the deferred tax benefit, the effective tax rate would have been 32.8% for the nine months ended September 30, 2013. The difference in the statutory rate of 35% and the Company’s effective tax rate is primarily due to nontaxable income earned on municipal securities and bank owned life insurance.

Components of deferred tax assets and liabilities are as follows:

September 30, 2013
Deferred tax assets:
Allowance for loan losses	$4,601
NOL carryforwards from acquisitions	993
Net unrealized loss on available for sale securities	620
Acquired loan fair market value adjustments	748
Restricted stock	918
Bonus accrual	306
Other real estate owned	397
Unearned rent income	59
Nonaccrual loans	67
Other	48

8,757
Deferred tax liabilities:
Premises and equipment	(4,703)
Core deposit intangibles	(953)
Securities	(98)
FHLB stock	(64)

(5,818)

Net deferred tax asset	$2,939